                          MARTIN CURRIE BUSINESS TRUST

                          MCBT OPPORTUNISTIC EAFE FUND
                       MCBT GLOBAL EMERGING MARKETS FUND
                        MCBT ASIA PACIFIC EX JAPAN FUND
                                 MCBT EMEA FUND
                        MCBT JAPAN SMALL COMPANIES FUND

                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2001
                                  (UNAUDITED)

                              [MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
MANAGEMENT DISCUSSION AND ANALYSIS................    2

SCHEDULES OF INVESTMENTS

  MCBT Opportunistic EAFE Fund....................   14
  MCBT Global Emerging Markets Fund...............   19
  MCBT Asia Pacific ex Japan Fund.................   24
  MCBT EMEA Fund..................................   26
  MCBT Japan Small Companies Fund.................   29

STATEMENTS OF ASSETS AND LIABILITIES..............   32

STATEMENTS OF OPERATIONS..........................   33

STATEMENTS OF CHANGES IN NET ASSETS...............   34

FINANCIAL HIGHLIGHTS..............................   36

NOTES TO FINANCIAL STATEMENTS.....................   41

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

OBJECTIVE       Capital appreciation through investment primarily in an
                international portfolio of equity securities other than
                securities of issuers located in the USA and Canada.

LAUNCH DATE     July 1, 1994

FUND SIZE       $136.7m

PERFORMANCE     Total return from May 1, 2001 through October 31,
SINCE LAUNCH    2001
                -  MCBT - Opportunistic EAFE                         -18.4%
                -  The Morgan Stanley Capital International EAFE     -18.3%
                Index

                Annualized total return from July 1, 1994 through October
                31, 2001

                -  MCBT - Opportunistic EAFE (excluding all           +2.8%
                transaction fees)
                -  MCBT - Opportunistic EAFE (including all           +2.7%
                transaction fees)
                -  The Morgan Stanley Capital International EAFE      +2.7%
                Index

PORTFOLIO COMMENTS              Over the six months to the 31 October, the MSCI
                                EAFE index fell by 18.25%. In comparison our fund
                                fell by 18.43% (net of fees). For the year to date
                                the index is down by 25.73% and our fund by the
                                same amount.

                                Stockmarket rallies from April to June helped returns over the six-month reporting period. But then falling markets in the summer were compounded by the events of 11 September. The recent low was reached on 21 September. Since then, interest rate cuts and fiscal policy have supported market rises - but not back to anything like the peaks of March 2000. Over that period to date, as the global economy has slowed, equities have been a poor investment relative to other assets.

                                In response to the market volatility, our strategy has been to reduce risk as much as possible. We have taken very few bets at a country, sector or stock level. The only regional bet taken against the index has been to overweight Asia. Against our peers, our overweighting is in Japan.

                                OUTLOOK

                                Over the next six months, as a global recovery becomes more evident, we expect to change the positioning of our portfolios. The recent rally in the market could be seen to indicate recovery in spring 2002. But we believe this may be too optimistic. We are increasing gradually our holdings in cyclical sectors and adding to our overweight in Asia.

INVESTMENT MANAGER PROFILE      James Fairweather spent three years with Montague
                                Loebl Stanley & Co as an institutional sales and
                                economics assistant. He moved into Eurobond sales
                                for 18 months with Kleinwort Benson before joining
                                Martin Currie in 1984. He has worked in our Far
                                East, North American and continental European
                                investment teams. Appointed a director in 1987,
                                James became head of our continental European team
                                in 1992. Chairman of the international strategy
                                group, he was appointed deputy chief investment
                                officer in 1994 with overall responsibility for
                                our investments in emerging markets. James was
                                promoted to chief investment officer in 1997.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe            66%
Japan             21%
Pacific Basin      7%
Latin America      1%
Other Net Assets   2%
ST Investment      3%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                      % OF NET ASSETS
 EUROPE
 GlaxoSmithKline                 (United Kingdom)                4.1%
 Vodafone Group                  (United Kingdom)                4.0
 Aventis                         (France)                        3.3
 Shell Transport & Trading       (United Kingdom)                2.6
 HSBC Holdings                   (United Kingdom)                2.4
 Total Fina Elf                  (France)                        2.3
 Muenchener
 Rueckversicherungs-Gesellschaf  (Germany)                       2.1
 ING Groep                       (Netherlands)                   1.9
 Allianz                         (Germany)                       1.8
 ENI                             (Italy)                         1.8

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

OBJECTIVE       Capital appreciation through investment primarily in
                equity securities of issuers located in countries with
                emerging markets and developing economies.
LAUNCH DATE     February 14, 1997
FUND SIZE       $98.6m
PERFORMANCE     Total return from May 1, 2001 through October 31,
                2001
                -  MCBT - Global Emerging Markets Fund               -15.2%
                -  Morgan Stanley Capital International - Emerging   -17.5%
                Markets Free Index
                Annualized total return from February 14, 1997 through
                October 31, 2001
                -  MCBT - Global Emerging Markets Fund (excluding     -9.9%
                all transaction fees)
                -  MCBT - Global Emerging Markets Fund (including    -10.1%
                all transaction fees)
                -  Morgan Stanley Capital International - Emerging    -9.4%
                Markets Free Index (from March 1, 1997 through
                October 31, 2001)

PORTFOLIO COMMENTS              Emerging markets lost 17.47% during a period of
                                significant volatility. The fund, meanwhile, lost
                                15.19%. After some stability during the summer, US
                                economic data turned negative again and markets
                                appeared to capitulate following the events of
                                11 September. A low came on 21 September, from
                                where markets had a considerable bounce.

                                During the period we kept asset allocation bets relatively small. This was because significant global uncertainty took precedence over market fundamentals. Hungary, Russia, Indonesia and
                                Malaysia were the main outperformers while China, Taiwan and Brazil also underperformed. Of these, Indonesia was the main positive relative contributor to the fund: we bought that market for the two months just prior to the impeachement of president Wahid, and benefited from a significant reduction in country risk. Malaysia on the other hand, contributed negatively: we did not participate in its strong counter-cyclical rally.
                                During October, we increased the allocation to Korea as we became more confident that this market will benefit from both resilience in domestic demand and a global recovery when it comes.

                                So stock selection accounts for the outperformance during the period. Taiwan, China, Korea, Russia and Mexico were the main sources of this. In
                                Russia and China we benefited from overweighting oil stocks such as LUKOIL, YUKOS and CHINA
                                PETROLEUM & CHEMICAL. In Mexico the portfolio benefited from both its telecom holdings, TELMEX and AMERICA MOVIL, and its overweight in banks. In
                                Taiwan, the performance came from selected stocks in electronics, including ASUSTEK and PREMIER
                                IMAGE TECHNOLOGY as well as from TAIPEI BANK.

                                OUTLOOK

                                Emerging markets have continued to rally from their September lows. Equity valuations remain low, and compare well on a global basis. Although we do not expect a strong global recovery in 2002, we do see better economic conditions in 12 months time and higher emerging markets. Although there is a risk that markets have anticipated too much recovery too soon, we will use any setbacks to increase the portfolio's exposure to pro-cyclical areas. We currently favour Asia over the other regions: in addition to being a beneficiary of global recovery, it has benefited from the resilience of the domestic consumer.

INVESTMENT MANAGER PROFILE      Jean de Bolle joined Martin Currie as head of
                                emerging markets in January 2000 from Global Asset
                                Management where he was senior portfolio manager.
                                He had previously worked for Goldman Sachs in Hong
                                Kong, Foreign and Colonial Emerging Markets, where
                                he was deputy chief investment officer, and
                                National Economic Research Associates. Jean is a
                                member of the International Strategy Group.

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                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Basin     43%
Latin America     21%
Europe            14%
Africa            11%
Middle East        5%
ST Investment      5%
Other Net Assets   1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                    % OF NET ASSETS
 AFRICA
 Sanlam                          (South Africa)                2.3%
 Anglo American                  (South Africa)                2.0

 LATIN AMERICA
 Telefonos de Mexico, ADR        (Mexico)                      5.4
 Petrobras Petroleo Brasileiro,
 preferred                       (Brazil)                      2.3

 PACIFIC BASIN
 Corevest Partners
 International                   (South Korea)                 4.1
 Taiwan Semiconductor
 Manufacturing                   (Taiwan)                      3.1
 Samsung Electronics America     (South Korea)                 2.9
 China Petroleum & Chemical
 (Sinopec), Class H              (China)                       2.8
 Taipei Bank                     (Taiwan)                      2.2
 Asustek Computer                (Taiwan)                      2.0

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

OBJECTIVE       Capital appreciation through investment primarily in
                securities of issuers located in Asian countries other
                than Japan.

LAUNCH DATE     March 24, 1995

FUND SIZE       $216.5m

PERFORMANCE     Total return from May 1, 2001 through October 31,
                2001

                -  MCBT - Asia Pacific Ex Japan Fund                 -16.3%
                -  The Morgan Stanley Capital International - All    -14.9%
                Countries Asia Pacific Free (ex Japan and India)
                Index

                Annualized total return from March 24, 1995 through October 31, 2001

                -  MCBT - Asia Pacific Ex Japan Fund (excluding      -22.3%
                all transaction fees)
                -  MCBT - Asia Pacific Ex Japan Fund (including      -22.5%
                all transaction fees)

                As of November 1998, the Fund changed its investment mandate and performance bench mark from the Morgan Stanley
                Capital International Emerging Free Asia Index to the
                Morgan Stanley Capital International All Countries Asia
                Pacific Free (ex Japan & India) Index. Therefore, performance for the Fund and the new bench mark for the period since the change is noted below:

                Total return from October 31, 1998 through October 31,
                2001

                -  MCBT - Asia Pacific Ex Japan Fund (excluding       -2.8%
                all transaction fees)
                -  Morgan Stanley Capital International - All         -2.6%
                Countries Asia Pacific Free
                (ex Japan & India) Index

PORTFOLIO COMMENTS              Asian markets have struggled against a backdrop of
                                a slowing world economy, and rising oil prices.
                                Over the six months our fund declined by 16.28%,
                                compared to a fall of 14.86% for our benchmark,
                                the MSCI AC Asia Pacific Free (ex-Japan).

                                The portfolio underperformed its benchmark due to asset allocation. The main reason for this was having too much exposure to Hong Kong and Singapore. As regional trade slowed, both markets experienced sharp downward revisions to expectations for economic and earnings growth.

                                Based on experience we would have expected both markets to perform better than Korea, which has typically been much more geared to global growth.
                                But declining interest rates in Hong Kong and Singapore were not a strong enough catalyst to support their economies when the origin of the recession was largely external. In contrast, policy makers in Korea have made full use of their currency. They have weakened the won to maintain export competitiveness, while at the same time pursuing a very simulative fiscal policy to encourage domestic consumption.

                                As we realised this, we did increase our asset allocation in favour of Korea to 14.6% from 9.7%.
                                Our allocation to Australia was also increased due to its defensive qualities in periods of economic slowdowns. Reducing Hong Kong and Singapore financed both changes.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

                                Reflecting the difficult environment, our stock and sector selection was focused on defensive areas including consumer staples, (FOSTERS
                                BREWING), utilities (HONG KONG ELECTRIC) and healthcare (MAYNE NICKLESS).

                                The low point for Asian markets occurred shortly after the events of 11September, with the index recovering 10% by October 30. Over the course of October we began to move the portfolio away from its very defensive stance. This reflected our recognition of the risk that the substantial monetary and fiscal stimulus, and falling oil prices in the wake of 11 September, could support the world economy in 2002.

                                OUTLOOK

                                Asian markets have continued to rally from their September lows. Equity valuations are around historic lows and are attractive on a global basis. Whilst we do not expect a strong global recovery in 2002, we do believe that there is a greater probability of growth expectations surprising positively. We have therefore continued to build a more pro-cyclical asset allocation bias into the portfolio by further reducing Australia in favour of Hong Kong, Singapore and Taiwan.

INVESTMENT MANAGER PROFILE      In 1994 Jason McCay joined Edinburgh Fund
                                Managers, before moving to Indonesia in 1996 where
                                he worked for Deutsche Morgan Grenfell as head of
                                research. He joined Martin Currie's Asia team in
                                1998, and was promoted to director in 2000. He
                                also manages the Martin Currie Asia Pacific Fund
                                and the Martin Currie Far East Fund.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong      20%
Australia      32%
Singapore       8%
Taiwan         11%
South Korea    15%
Malaysia        5%
Thailand        3%
China           4%
ST Investment   2%

TOP TEN HOLDINGS
BY COUNTRY

                                    % OF NET ASSETS
 AUSTRALIA
 Westpac Banking                               5.0%
 Mayne Nickless                                4.9
 Macquarie Bank                                4.5
 Foster's Brewing Group                        4.4

 CHINA
 China Petroleun and Chemical
 (Sinopec), Class H                            4.4

 HONG KONG
 Cheung Kong (Holdings)                        4.0
 Hongkong Electric Holdings                    3.9

 SINGAPORE
 Overseas Chinese Bank                         4.1

 SOUTH KOREA
 Samsung Electronics America                   4.0
 Korea Telecom, ADR                            3.6
 Henderson Land Development                    4.4
 Johnson Electric Holdings                     4.2

 TAIWAN
 Taiwan Semiconductor
 Manufacturing                                 4.8

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

                Capital appreciation through investment primarily in
OBJECTIVE       equity securities of issuers located in the emerging
                markets and developing economies in Central and Eastern
                Europe, the Middle East and Africa.

LAUNCH DATE     June 25, 1997

FUND SIZE       $48.2m

PERFORMANCE     Total return from May 1, 2001 through October 31,
                2001

                -  MCBT - EMEA Fund                                  -14.4%
                -  Morgan Stanley Capital International - EMEA       -20.5%

                Annualized total return from June 25, 1997 through October
                31, 2001

                -  MCBT - EMEA Fund (excluding all transaction        -9.7%
                fees)
                -  MCBT - EMEA Fund (including all transaction        -9.9%
                fees)
                -  Morgan Stanley Capital International - EMEA        -6.5%
                (from July 1, 1997 through October 31, 2001)

PORTFOLIO COMMENTS              Over the six months, the fund fell by 14.40%. The
                                MSCI EMEA benchmark index fell 20.46%. Both asset
                                allocation and stock selection contributed to
                                overall outperformance. The main driver for our
                                outperformance was a conservative and low beta
                                portfolio, as well as a relatively high level of
                                cash. The Israeli portion of the portfolio posted
                                a small positive contribution. That was helped by
                                our selling out of domestic Israeli stocks after
                                11 September: we had concerns about increasing
                                violence, asset quality and the macro outlook.

                                The South African portion of the portfolio was the main underperformer. That reflected our underweight in resources, which had a substantial run following a sector rotation into cyclicals and the rand's significant and rapid weakness. Our portfolio's overall performance would have been even better had we not taken some major bets off
                                (overweight Turkey and double weight Russian oils), as we became more cautious following
                                11 September.

                                As for asset allocation, the largest contributions came from our overweighting Russia, high cash level and underweight Greece (which left the index in May). But stock selection was a bigger contributor. We were careful and conservative, focusing on good value stocks with more than average earnings' visibility and strong balance sheets.

                                The main relative outperformers were our Turkish stocks (the Turkish portfolio lost 19.8% over the period against the index loss of 44.0%). We successfully traded YAPI KREDI BANK and our main holding, refinery stock TUPRAS, outperformed the MSCI Turkey index by some 22%.

                                The second best relative contribution came from our Russian portfolio, which recorded the highest absolute positive gain of 18.3% against the index gain of 6.2%. All our Russian holdings have done reasonably well, but the best performers were oil stock YUKOS (up 42% over the period) and mobile operator VIMPELCOM (+24%).

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

                                Polish stocks have done well too. Both our main holdings PBK (bank) and PKN (refining and marketing) lost only around 2.6% each against the market fall of almost 16%.

                                OUTLOOK

                                Given the recent volatility and growing
                                uncertainty, we are not taking any large positive bets. We are still positive about Russia and the Russian government's reforms in onshore investment and corporate governance, and Hungary (overweight in OTP - the most profitable bank in the region).
                                We started reducing our exposure to South Africa in mid-October. We now have a significant underweight because of concerns about the rand, the outlook for growth and deteriorating sentiment about Zimbabwe.

                                We are doubtful about the progress of the Turkish government's reforms. But given the unpredictable swings of the market, we don't want to avoid
                                Turkey altogether. By the same token, we recently added Israeli technology stock RADWARE alongside our position in blue chip CHECKPOINT, both of which now have more reasonable valuations.

INVESTMENT MANAGER PROFILE      Jean de Bolle joined Martin Currie as head of
                                emerging markets in January 2000 from Global Asset
                                Management where he was senior portfolio manager.
                                He had previously worked for Goldman Sachs in Hong
                                Kong, Foreign and Colonial Emerging Markets, where
                                he was deputy chief investment officer, and
                                National Economic Research Associates. Jean is a
                                member of the International Strategy Group.

                                Dariusz Sliwinski assists Jean in managing the fund. He worked in a number of different industries before becoming an investment manager with Bank Gospodarczy Investment Fund Ltd in
                                Poland in 1994. He moved to Warsaw-based
                                Consortium Raiffeisen Atkins in 1995 as a senior investment manager. Dariusz joined Martin Currie's emerging markets team in 1997.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe         39%
Africa         35%
Middle East    14%
ST Investment  12%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                    % OF NET ASSETS
 AFRICA
 Sanlam                          (South Africa)                6.8%
 Anglo American                  (South Africa)                6.8
 Sasol                           (South Africa)                5.2
 Barloworld                      (South Africa)                4.2
 BoE                             (South Africa)                3.7

 EUROPE
 Lukoil Holdings, ADR            (Russia)                      5.0
 Yukos, ADR                      (Russia)                      4.9
 Polski Koncern Naftowy Orlen,
 GDR                             (Poland)                      3.9

 MIDDLE EAST
 Teva Pharmeceutical
 Industries, ADR                 (Israel)                      4.8
 Check Point Software
 Technologies                    (Israel)                      4.0

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

                Capital appreciation through investment primarily in
OBJECTIVE       equity securities of issuers located in Japan with
                relatively small capitalization, which may include
                companies without wide market recognition.

LAUNCH DATE     August 15, 1994

FUND SIZE       $102.6m

PERFORMANCE     Total return from May 1, 2001 through October 31,
                2001

                -  MCBT - Japan Small Companies Fund                 -10.2%
                -  Tokyo Stock Exchange - Second Section Index       -11.7%

                Annualized total return from August 15, 1994 through October 31, 2001

                -  MCBT - Japan Small Companies Fund (excluding       +1.3%
                all transaction fees)
                -  MCBT - Japan Small Companies Fund (including       +1.2%
                all transaction fees)
                -  Tokyo Stock Exchange - Second Section Index        -5.2%
                (from September 1, 1994 through October 31, 2001)

PORTFOLIO COMMENTS              Over the six months to 31 October 2001, the fund
                                fell by 10.15% in dollar terms. In comparison, the
                                TSE First Section fell by 21.43% and the TSE
                                Second Section by 11.65%.

                                The Japanese economy has slowed sharply throughout
                                2001. Expectations are now for real GDP to contract by 1% and nominal GDP to decline by 2%.
                                Down 35% year-on-year in this six-month period, corporate earnings have fallen sharply, especially in the electronics sector.

                                The global economic problems have been exacerbated in Japan by domestic price deflation. This is occurring in most areas of the economy and remains a serious concern. The Bank of Japan has cut interest rates back to zero and increased money supply to ease the problem. But there has been no tangible effect as there is little demand for funds.

                                The other major event for Japan was the election in May 2001 of Mr Koizumi as prime minister. He campaigned on a platform of reform, promising restructuring and change during his period in office.

                                But the authorities, including the prime minister, have been slow to implement measures to deal with deflation and the indebted financial system. So far, few firm proposals have been announced. There is, though, evidence that the problem of non-performing loans is being addressed.

                                The fund has benefited from being exposed to smaller companies, a segment of the market that has less exposure to the global economy and to the unwinding of cross-shareholdings. The domestic service sector continues to expand and the fund has been well placed to benefit from this. New holdings in FUJI SOFT ABC (software) and VENTURE
                                LINK (restaurant venture capital) have increased our exposure.

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                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2001 (Unaudited)

                                OUTLOOK

                                In the short term, with little help from the global economy, the outlook for the Japanese economy remains bleak. Domestically, Japan has exhausted the policy options from fiscal and monetary policy, which aimed to try and improve its economic performance. As both have failed, hopes now rest on Mr Koizumi's reform programme.
                                This should be rolled out fully over the next one to two years.

                                Japan's stockmarket is trading just above the lows seen in 1998. At this level valuations are looking very attractive - particularly price/book and price/earnings ratios. From this low point, the rebound in the stockmarket will be very rapid once the news improves. We think this is likely to occur during 2002.

INVESTMENT MANAGER PROFILE      Kevin Troup took over the management of the fund
                                from Michael Thomas in 2001. In 1995, Kevin joined
                                Scottish Life as an investment analyst on the
                                Japanese desk. He was promoted to fund manager in
                                1997. He joined Martin Currie's Japan team as an
                                investment manager in 2000, becoming an assistant
                                director in 2001.

TOP TEN HOLDINGS

                                    % OF NET ASSETS
 Capcom                                        3.5%
 Aderans                                       3.0
 Fuji Soft ABC                                 2.7
 Aeon Credit Service                           2.7
 Meitec                                        2.6
 Sanyo Electric Credit                         2.5
 Circle K Japan                                2.5
 Venture Link, 0.00%,
 11/30/2004                                    2.4
 Hirose Electric                               2.2
 Sanyo Shipan Finance                          2.0

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - 95.7%
EUROPE - 66.3%
  DENMARK - 1.2%
    NOVO NORDISK                               39,100  $         1,584,420
                                                       -------------------
      TOTAL DENMARK - (COST $1,430,454)                          1,584,420
                                                       -------------------
  FINLAND - 1.3%
    NOKIA                                      87,431            1,826,802
                                                       -------------------
      TOTAL FINLAND - (COST $1,077,842)                          1,826,802
                                                       -------------------
  FRANCE - 10.5%
    AVENTIS                                    61,848            4,547,684
    AXA                                        44,309              968,445
    PSA PEUGEOT CITROEN                        24,029              975,821
    SANOFI-SYNTHELABO                          15,973            1,052,376
    SUEZ                                       55,945            1,757,668
    TOTAL FINA ELF                             22,849            3,206,038
    VIVENDI UNIVERSAL                          39,346            1,836,728
                                                       -------------------
      TOTAL FRANCE - (COST $13,429,582)                         14,344,760
                                                       -------------------
  GERMANY - 4.5%
    ALLIANZ                                    10,730            2,526,656
    BASF                                       23,876              807,470
    MUENCHENER
      RUECKVERSICHERUNGS-GESELLSCHAFT          10,751            2,838,140
                                                       -------------------
      TOTAL GERMANY - (COST $7,560,121)                          6,172,266
                                                       -------------------
  IRELAND - 2.2%
    BANK OF IRELAND                           181,906            1,611,611
    CRH                                         8,261              127,802
    ELAN, ADR*                                 27,223            1,242,730
                                                       -------------------
      TOTAL IRELAND - (COST $3,096,145)                          2,982,143
                                                       -------------------
  ITALY - 7.7%
    ALLEANZA ASSICURAZIONI                    100,136            1,031,270
    AUTOSTRADE                                248,314            1,558,955
    ENI                                       197,192            2,468,911
    RIUNIONE ADRIATICA DI SICURTA (RAS)        81,410              976,078
    TELECOM ITALIA, SAVINGS SHARES            407,458            1,971,705
    TELECOM ITALIA                            111,433              929,117
    TELECOM ITALIA MOBILE                     296,839            1,615,300
                                                       -------------------
      TOTAL ITALY - (COST $11,520,334)                          10,551,336
                                                       -------------------
  NETHERLANDS - 8.5%
    AKZO NOBEL                                 32,887            1,347,378
    ING GROEP                                 105,497            2,628,432

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
EUROPE - CONTINUED
  NETHERLANDS - CONTINUED
    KONINKLIJKE (ROYAL) PHILIPS
      ELECTRONICS                              91,307  $         2,072,861
    KONINKLIJKE AHOLD                          73,467            2,065,657
    TNT POST GROEP                             90,223            1,762,601
    VNU                                        61,936            1,804,949
                                                       -------------------
      TOTAL NETHERLANDS - (COST $14,173,654)                    11,681,878
                                                       -------------------
  PORTUGAL - 0.9%
    PORTUGAL TELECOM                          152,903            1,210,251
                                                       -------------------
      TOTAL PORTUGAL - (COST $1,117,606)                         1,210,251
                                                       -------------------
  SPAIN - 4.0%
    AMADEUS GLOBAL TRAVEL DISTRIBUTION,
      SERIES A                                116,133              627,779
    BANCO BILBAO VIZCAYA ARGENTARIA           196,774            2,199,964
    ENDESA                                    101,095            1,545,808
    TELEFONICA                                 87,478            1,049,619
                                                       -------------------
      TOTAL SPAIN - (COST $6,893,043)                            5,423,170
                                                       -------------------
  SWEDEN - 0.7%
    SANDVIK                                    45,000              949,198
                                                       -------------------
      TOTAL SWEDEN - (COST $930,878)                               949,198
                                                       -------------------
  SWITZERLAND - 3.1%
    NESTLE                                     13,250            2,746,744
    UBS*                                       32,300            1,500,144
                                                       -------------------
      TOTAL SWITZERLAND - (COST $4,317,673)                      4,246,888
                                                       -------------------
  UNITED KINGDOM - 21.7%
    3i GROUP                                  220,000            2,371,389
    ANGLO AMERICAN                             63,028              805,735
    BARCLAYS                                   40,000            1,202,836
    BP                                        158,000            1,273,873
    CENTRICA                                  280,000              890,796
    DIAGEO                                    182,000            1,815,048
    GLAXOSMITHKLINE                           209,231            5,623,076
    HSBC HOLDINGS                             299,000            3,272,884
    ROYAL BANK OF SCOTLAND                     71,000            1,696,682
    SCOTTISH & SOUTHERN ENERGY                178,000            1,706,633
    SHELL TRANSPORT & TRADING                 478,180            3,577,460
    VODAFONE GROUP                          2,347,332            5,421,854
                                                       -------------------
      TOTAL UNITED KINGDOM - (COST $31,970,865)                 29,658,266
                                                       -------------------

TOTAL EUROPE - (COST $97,518,197)                               90,631,378
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
  JAPAN - 21.0%
    AEON                                        9,000  $           192,786
    AIFUL                                       6,050              473,948
    ASAHI KASCI                               208,000              684,026
    BRIDGESTONE                                55,000              517,932
    CANON                                      58,000            1,684,932
    CREDIT SAISON                              25,100              600,131
    DENSO                                      55,000              789,914
    FAMILYMART                                 27,000              553,021
    FUJI PHOTO FILM                            30,000              989,025
    HITACHI                                   161,000            1,097,026
    HONDA MOTOR                                30,000            1,074,707
    ITO - YOKADO                               17,000              749,113
    KAO                                        62,000            1,467,216
    MABUCHI MOTOR                              10,500              865,396
    MARUI                                      52,000              703,121
    MITSUBISHI HEAVY INDUSTRIES               371,000            1,247,313
    MITSUI SUMITOMO                            97,000              538,251
    NAMCO                                      38,800              709,225
    NOMURA HOLDINGS                            59,000              775,144
    NTT                                           145              596,352
    NTT DOCOMO                                     84            1,137,868
    OSAKA GAS                                 162,000              489,127
    ROHM                                        6,900              733,665
    SECOM                                      24,000            1,247,542
    SHIN - ETSU CHEMICAL                       23,250              764,597
    SONY                                       16,800              634,738
    SORUN                                      57,000              611,653
    SUMITOMO                                   85,000              496,634
    SUMITOMO BAKELITE                          66,000              416,321
    SUMITOMO ELECTRIC INDUSTRIES               67,000              567,514
    TAISHO PHARMACEUTICAL                      38,000              751,969
    TAKEFUJI                                    9,990              828,254
    TOPPAN PRINTING                            68,000              632,029
    TREND MICRO                                29,000              622,384
    UFJ HOLDINGS*                                 200              891,101
    YAMANOUCHI PHARMACEUTICAL                  52,000            1,540,332
                                                       -------------------
      TOTAL JAPAN - (COST $32,842,554)                          28,674,307
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
LATIN AMERICA - 1.0%
  MEXICO - 1.0%
    AMERICA MOVIL, ADR, SERIES L               95,000  $         1,425,000
                                                       -------------------
      TOTAL MEXICO - (COST $1,444,582)                           1,425,000
                                                       -------------------

TOTAL LATIN AMERICA - (COST $1,444,582)                          1,425,000
                                                       -------------------
OTHER AREAS - 0.1%
  INVESTMENT COMPANIES - 0.1%
    INDIAN OPPORTUNITIES FUND* (a)                  1                    7
    NEAR EAST OPPORTUNITIES FUND
      (b) (d)                                  82,000              226,812
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $226,829)                 226,819
                                                       -------------------
TOTAL OTHER AREAS - (COST $226,829)                                226,819
                                                       -------------------
PACIFIC BASIN - 7.3%
  AUSTRALIA - 3.1%
    AMP                                        80,000              726,187
    BHP                                       129,137              579,941
    FOSTER'S BREWING GROUP                    490,000            1,192,924
    MAYNE NICKLESS                            170,000              636,923
    WESTPAC BANKING                           154,000            1,146,210
                                                       -------------------
      TOTAL AUSTRALIA - (COST $4,293,153)                        4,282,185
                                                       -------------------
  CHINA - 0.5%
    CHINA PETROLEUM & CHEMICAL
      (SINOPEC), CLASS H                    4,450,000              690,321
                                                       -------------------
      TOTAL CHINA - (COST $698,327)                                690,321
                                                       -------------------
  HONG KONG - 2.4%
    CHEUNG KONG (HOLDINGS)                    122,000            1,032,308
    HONG KONG EXCHANGES & CLEARING            504,000              678,461
    HONGKONG ELECTRIC HOLDINGS                265,000            1,005,641
    HUTCHISON WHAMPOA                          58,850              475,327
                                                       -------------------
      TOTAL HONG KONG - (COST $4,060,345)                        3,191,737
                                                       -------------------
  SINGAPORE - 0.8%
    OVERSEAS CHINESE BANKING                  113,000              650,832
    SINGAPORE TELECOMMUNICATIONS              422,000              396,859
                                                       -------------------
      TOTAL SINGAPORE - (COST $1,165,484)                        1,047,691
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
PACIFIC BASIN - CONTINUED
  SOUTH KOREA - 0.5%
    KOREA TELECOM, ADR                         34,600  $           721,064
                                                       -------------------
      TOTAL SOUTH KOREA - (COST $698,920)                          721,064
                                                       -------------------
TOTAL PACIFIC BASIN - (COST $10,916,229)                         9,932,998
                                                       -------------------
TOTAL COMMON STOCKS - (COST $142,948,391)+                     130,890,502
                                                       -------------------
                                           PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 2.4%
    STATE STREET BANK AND TRUST, 1.500%,
      11/01/2001 (c)                      $ 3,275,000            3,275,000
                                                       -------------------

TOTAL SHORT TERM INVESTMENT - (COST $3,275,000)                  3,275,000
                                                       -------------------
TOTAL INVESTMENTS - (COST $146,223,391) - 98.1%                134,165,502
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 1.9%                                             2,529,273
                                                       -------------------
NET ASSETS - 100.0%                                    $       136,694,775
                                                       ===================

Notes to Schedules of Investments:

*    Non-income producing security.
(a) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie, Inc., provides investment management services to the Near East Opportunities Fund. Martin Currie, Inc., does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) The repurchase agreement, dated 10/31/2001, $3,275,000 par due 11/1/2001, is collateralized by United States Treasury Bonds, 6.875% due 8/15/2025 with a market value of $3,343,927.
(d)  Fund is in liquidation.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Air Travel 0.5%, Automobiles 2.5%, Banks 7.1%, Breweries 0.9%, Building and Construction 0.1%, Chemicals 5.7%, Commercial Services 0.5%, Computer Services 0.4%, Computer Software 0.4%, Conglomerates 0.3%, Diversified 3.6%, Drugs & Health Care 8.6%, Electric Utilities 3.1%, Electrical Equipment 1.8%, Electronics 3.4%, Financial Services 12.0%, Food & Beverages 3.3%, Household Products 1.1%, Industrial Machinery 1.6%, Insurance 4.4%, Investment Companies 0.2%, Leisure Time 0.5%, Mining 1.0%, Oil & Gas 8.2%, Photography 2.0%, Publishing 1.8%, Real Estate 0.7%, Retail 2.1%, Retail Trade 1.1%, Telecommunications 13.4%, Transportation 2.4%, Utilities 1.0%.

ADR  American Depositary Receipts

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2001 (Unaudited)

                                                  SHARES            VALUE
                                                  ------            -----
COMMON AND PREFERRED STOCKS AND WARRANTS - 93.5%
AFRICA - 11.1%
  SOUTH AFRICA - 11.1%
    ANGLO AMERICAN                                  152,254  $         1,961,851
    ANGLO AMERICAN PLATINUM                          16,241              530,407
    BARLOWORLD                                      300,000            1,583,122
    BoE                                           4,200,000            1,646,701
    GOLD FIELDS                                     110,000              493,057
    ISCOR*                                          150,000              491,149
    SANLAM                                        2,410,000            2,247,312
    SASOL                                           227,500            1,984,015
                                                             -------------------
      TOTAL SOUTH AFRICA - (COST $12,836,341)                         10,937,614
                                                             -------------------

TOTAL AFRICA - (COST $12,836,341)                                     10,937,614
                                                             -------------------
EUROPE - 13.6%
  CZECH REPUBLIC - 0.3%
    CESKE RADIOKOMUNIKACE, GDR                       34,000              289,000
                                                             -------------------
      TOTAL CZECH REPUBLIC - (COST $1,204,372)                           289,000
                                                             -------------------
  FRANCE - 4.7%
    CREDIT AGRICOLE INDOSUEZ WIDGITS (a):
      BHARAT HEAVY ELECTRICAL, 06/21/02*            320,000              865,600
      DR. REEDY'S LABORATORIES, 07/19/02*            46,000            1,001,963
      HINDUSTAN LEVER, 07/19/02*                    320,000            1,436,128
      INFOSYS TECHNOLOGY, 01/14/02*                   9,200              558,749
      RELIANCE INDUSTRIES, 07/24/02*                151,207              804,799
                                                             -------------------
      TOTAL FRANCE - (COST $5,205,457)                                 4,667,239
                                                             -------------------
  GREECE - 0.3%
    STET HELLAS TELECOMMUNICATIONS, ADR*             73,750              313,438
                                                             -------------------
      TOTAL GREECE - (COST $1,464,260)                                   313,438
                                                             -------------------
  HUNGARY - 1.5%
    GEDEON RICHTER, GDR, 144A                         9,000              487,125
    MATAV, ADR                                       30,700              477,385
    OTP BANK, GDR, 144A                               9,500              498,275
                                                             -------------------
      TOTAL HUNGARY - (COST $1,566,625)                                1,462,785
                                                             -------------------
  POLAND - 1.4%
    POLSKI KONCERN NAFTOWY ORLEN, GDR, 144A          95,000              863,550
    POWSZECHNY BANK KREDYTOWY, GDR, 144A             21,000              488,250
                                                             -------------------
      TOTAL POLAND - (COST $1,274,500)                                 1,351,800
                                                             -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                                  SHARES            VALUE
                                                  ------            -----
COMMON AND PREFERRED STOCKS AND WARRANTS - CONTINUED
EUROPE - CONTINUED
  RUSSIA - 3.8%
    AO VIMPELCOM, ADR*                               34,000  $           673,200
    LUKOIL, ADR                                      25,000            1,105,000
    SURGUTNEFTEGAZ, ADR                              63,000              803,250
    YUKOS, ADR                                       20,600            1,154,836
                                                             -------------------
      TOTAL RUSSIA - (COST $3,293,492)                                 3,736,286
                                                             -------------------
  TURKEY - 1.6%
    EREGLI DEMIR VE CELIK FABRIKALARI TAS
      (ERDEMIR)                                  51,000,000              511,599
    TUPRAS                                      154,100,000            1,014,451
                                                             -------------------
      TOTAL TURKEY - (COST $2,013,300)                                 1,526,050
                                                             -------------------

TOTAL EUROPE - (COST $16,022,006)                                     13,346,598
                                                             -------------------
LATIN AMERICA - 21.4%
  BRAZIL - 8.0%
    ARACRUZ CELULOSE, ADR                            56,500              988,750
    BANCO ITAU, PREFERRED                        13,320,536              845,475
    CENTRAIS ELECTRICAS BRASILEIRAS,
      PREFERRED, SERIES B                        73,107,186              900,718
    COMPANHIA AIRCRAFT, PREFERRED                    28,000              583,523
    COMPANHIA ENERGETICA DE MINAS GERAIS
      (CEMIG), PREFERRED                         24,926,736              246,315
    COMPANHIA SIDERURGICA NACIONAL (CSN)         22,029,378              228,365
    PETROBRAS PETROLEO BRASILEIRO, PREFERRED        118,610            2,278,260
    PETROLEO BRASILEIRO, ADR, PREFERRED              15,500              297,600
    PETROLEO BRASILEIRO, ADR                         32,000              640,000
    TELE NORTE LESTE PARTICIPACOES, PREFERRED        35,731              363,027
    UNIBANCO - UNIAO DE BANCOS BRASILEIROS,
      PREFERRED, GDR                                 34,000              534,820
                                                             -------------------
      TOTAL BRAZIL - (COST $9,453,169)                                 7,906,853
                                                             -------------------
  MEXICO - 13.4%
    AMERICA MOVIL, ADR, SERIES L                     79,600            1,194,000
    CEMEX, ADR                                       60,500            1,391,500
    FOMENTO ECONOMICO MEXICANO, ADR                  16,000              496,000
    GRUPO FINANCIERO BANCOMER, SERIES O*          2,200,000            1,665,840
    GRUPO FINANCIERO BANORTE*                       260,000              419,264
    GRUPO MODELO, SERIES C                          450,000            1,033,869
    TELEFONOS DE MEXICO, ADR                        155,600            5,299,736
    TUBOS DE ACERO DE MEXICO, ADR                    59,000              554,600
    WAL-MART DE MEXICO, SERIES V                    460,653            1,098,094
                                                             -------------------
      TOTAL MEXICO - (COST $12,662,708)                               13,152,903
                                                             -------------------

TOTAL LATIN AMERICA - (COST $22,115,877)                              21,059,756
                                                             -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                                  SHARES            VALUE
                                                  ------            -----
COMMON AND PREFERRED STOCKS AND WARRANTS - CONTINUED
MIDDLE EAST - 4.8%
  EGYPT - 0.7%
    COMMERCIAL INTERNATIONAL BANK                    63,000  $           481,774
    EFG HERMES HOLDING, GDR, 144A                    40,008              147,029
                                                             -------------------
      TOTAL EGYPT - (COST $1,100,949)                                    628,803
                                                             -------------------
  ISRAEL - 3.4%
    CHECK POINT SOFTWARE TECHNOLOGIES*               32,250              952,020
    RADWARE*                                         60,000              592,800
    TEVA PHARMACEUTICAL INDUSTRIES, ADR              29,800            1,841,640
                                                             -------------------
      TOTAL ISRAEL - (COST $3,776,639)                                 3,386,460
                                                             -------------------
  INVESTMENT COMPANIES - 0.7%
    NEAR EAST OPPORTUNITIES FUND (b) (d)            260,000              719,160
                                                             -------------------
      TOTAL INVESTMENT COMPANIES - (COST $719,160)                       719,160
                                                             -------------------

TOTAL MIDDLE EAST - (COST $5,596,748)                                  4,734,423
                                                             -------------------
PACIFIC BASIN - 42.6%
  CHINA - 2.8%
    CHINA PETROLEUM & CHEMICAL (SINOPEC),
      CLASS H                                    17,528,000            2,719,087
                                                             -------------------
      TOTAL CHINA - (COST $3,006,130)                                  2,719,087
                                                             -------------------
  HONG KONG - 1.0%
    DENWAY MOTORS                                 3,000,000            1,000,000
                                                             -------------------
      TOTAL HONG KONG - (COST $908,713)                                1,000,000
                                                             -------------------
  INDIA - 0.6%
    HDFC BANK, ADR*                                  42,000              639,240
                                                             -------------------
      TOTAL INDIA - (COST $584,540)                                      639,240
                                                             -------------------
  INDONESIA - 0.0%**
    PT BANK PAN INDONESIA, TBK, WARRANTS
      7/08/2002*#                                 5,124,000                4,892
                                                             -------------------
      TOTAL INDONESIA - (COST $0)                                          4,892
                                                             -------------------
  MALAYSIA - 4.1%
    MALAYAN BANKING                                 480,000              896,842
    MALAYSIAN RESOURCES*                          4,000,000            1,189,474
    RESORTS WORLD                                   900,000            1,231,579
    RHB CAPITAL                                   1,550,000              762,763
                                                             -------------------
      TOTAL MALAYSIA - (COST $5,355,312)                               4,080,658
                                                             -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                                  SHARES            VALUE
                                                  ------            -----
COMMON AND PREFERRED STOCKS AND WARRANTS - CONTINUED
PACIFIC BASIN - CONTINUED
  SINGAPORE - 1.0%
    GREAT EASTERN HOLDINGS                          190,000  $           948,411
                                                             -------------------
      TOTAL SINGAPORE - (COST $1,175,591)                                948,411
                                                             -------------------
  SOUTH KOREA - 15.6%
    COREVEST PARTNERS INTERNATIONAL*#                   995            4,081,531
    HYUNDAI DEVELOPMENT                             335,000            1,642,564
    KOREA ELECTRIC POWER                             76,665            1,211,438
    KOREA TELECOM, ADR                               65,200            1,358,768
    LOCUS*                                               37                  275
    POHANG IRON & STEEL (POSCO)                       9,683              667,534
    SAMSUNG ELECTRONICS AMERICA                      21,281            2,859,995
    SAMSUNG FIRE & MARINE INSURANCE                  55,490            1,740,778
    SK TELECOM                                        9,803            1,864,165
                                                             -------------------
      TOTAL SOUTH KOREA - (COST $13,784,099)                          15,427,048
                                                             -------------------
  TAIWAN - 11.5%
    AMBIT MICROSYSTEMS                              226,000              907,275
    ASUSTEK COMPUTER                                574,250            1,964,101
    PREMIER IMAGE TECHNOLOGY                        687,548              920,716
    TAIPEI BANK                                   4,079,900            2,128,644
    TAIWAN CELLULAR                                 986,000            1,008,864
    TAIWAN SEMICONDUCTOR MANUFACTURING            1,711,102            3,025,427
    UNITED MICROELECTRONICS                       1,648,500            1,357,026
                                                             -------------------
      TOTAL TAIWAN - (COST $12,197,214)                               11,312,053
                                                             -------------------
  THAILAND - 2.2%
    ADVANCED INFO SERVICE                         1,006,000              933,773
    BANGKOK BANK*                                 1,300,000            1,228,473
                                                             -------------------
      TOTAL THAILAND - (COST $2,381,132)                               2,162,246
                                                             -------------------
  INVESTMENT COMPANIES - 3.8%
    INDIAN OPPORTUNITIES FUND* (e)                  130,000              954,200
    TAIWAN OPPORTUNITIES FUND* (b)                  300,723            1,894,555
    THE CHINA HEARTLAND FUND* (b)                    94,944              883,928
                                                             -------------------
      TOTAL INVESTMENT COMPANIES - (COST $4,369,512)                   3,732,683
                                                             -------------------

TOTAL PACIFIC BASIN - (COST $43,762,243)                              42,026,318
                                                             -------------------

TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS - (COST
  $100,333,215)+                                                      92,104,709
                                                             -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                           PRINCIPAL
                                            AMOUNT            VALUE
                                            ------            -----
SHORT TERM INVESTMENT - 5.5%
SHORT TERM INVESTMENT - CONTINUED
    STATE STREET BANK AND TRUST ,
      1.500%, 11/01/2001 (c)              $ 5,430,000  $         5,430,000
                                                       -------------------

TOTAL SHORT TERM INVESTMENT - (COST $5,430,000)                  5,430,000
                                                       -------------------

TOTAL INVESTMENTS - (COST $105,763,215) - 99.0%                 97,534,709
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 1.0%                                             1,033,035
                                                       -------------------
NET ASSETS - 100.0%                                    $        98,567,744
                                                       ===================

*    Non-income producing security.
**   Amount rounds to less than 0.1%.

# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) A WIDGIT is a derivative instrument issued by Credit Agricole Indosuez through W.I. Carr's Developing Markets Growth Index Tracker (WIDGIT) program. Each WIDGIT relates to the specified underlying security and the market value corresponds to the value of the underlying security translated into U.S.$. WIDGITs are non-interest bearing and expire on the listed redemption date.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Near East Opportunities Fund, the Taiwan Opportunities Fund and the China Heartland Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) The repurchase agreement, dated 10/31/2001, $5,430,000 par due 11/1/2001, is collateralized by United States Treasury Notes, 6.625% due 5/15/2007 with a market value of $5,542,443.
(d)  Fund is in liquidation.
(e) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Auto Parts 1.0%, Banks 10.3%, Breweries 1.1%, Broadcasting 0.3%, Cement 1.4%, Computer Services 1.0%, Computers 3.5%, Construction 2.9%, Diversified 3.4%, Drugs & Health Care 2.4%, Electric Utilities 2.4%, Electronics 4.3%, Financial Services 11.1%, Insurance 5.0%, Investment Companies 4.5%, Mining 3.6%, Oil Intergrated 5.1%, Oil & Gas 6.6%, Oil - Refining and Marketing 1.9%, Paper 1.0%, Photography 0.9%, Retail Trade 1.1%, Semi-Conductor Manufacturing Equipment 3.1%, Steel 1.9%, Telecommunications 13.7%.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - 98.6%
AUSTRALIA - 31.7%
    AMP                                       690,000  $         6,263,368
    BHP                                       794,865            3,569,657
    FOSTER'S BREWING GROUP                  3,920,000            9,543,392
    MACQUARIE BANK                            510,000            9,708,755
    MAYNE NICKLESS                          2,850,000           10,677,824
    NEWCREST MINING                         2,000,000            3,429,778
    NEWS CORPORATION                          744,700            5,123,291
    WESTPAC BANKING                         1,455,000           10,829,448
    WMC                                       794,155            3,726,220
    WOODSIDE PETROLEUM                        815,000            5,674,560
                                                       -------------------
      TOTAL AUSTRALIA - (COST $69,637,148)                      68,546,293
                                                       -------------------
CHINA - 4.4%
    CHINA PETROLEUM AND CHEMICAL
      (SINOPEC), CLASS H                   62,004,000            9,618,569
                                                       -------------------
      TOTAL CHINA - (COST $9,537,267)                            9,618,569
                                                       -------------------
HONG KONG - 19.8%
    CHEUNG KONG (HOLDINGS)                  1,020,000            8,630,769
    DENWAY MOTORS                          10,000,000            3,333,333
    HANG SENG BANK                            440,000            4,414,103
    HONG KONG EXCHANGES & CLEARING          5,120,000            6,892,308
    HONGKONG ELECTRIC HOLDINGS              2,240,000            8,500,513
    HUTCHISON WHAMPOA                         663,000            5,355,000
    SMARTONE TELECOMMUNICATIONS HOLDINGS    1,390,500            1,568,769
    WHARF (HOLDINGS)                        2,280,000            4,209,231
                                                       -------------------
      TOTAL HONG KONG - (COST $50,624,532)                      42,904,026
                                                       -------------------
MALAYSIA - 4.7%
    MALAYAN BANKING                         1,080,000            2,017,895
    MALAYSIAN RESOURCES*                   10,450,000            3,107,500
    RESORTS WORLD                           2,217,000            3,033,789
    RHB CAPITAL                             4,150,000            2,042,237
                                                       -------------------
      TOTAL MALAYSIA - (COST $13,012,349)                       10,201,421
                                                       -------------------
SINGAPORE - 8.4%
    GREAT EASTERN HOLDINGS                    975,000            4,866,844
    OVERSEAS CHINESE BANK                   1,540,700            8,873,783
    SINGAPORE TELECOMMUNICATIONS            4,650,000            4,372,967
                                                       -------------------
      TOTAL SINGAPORE - (COST $20,641,458)                      18,113,594
                                                       -------------------
SOUTH KOREA - 14.9%
    KOREA ELECTRIC POWER                      240,981            3,807,910
    KOREA TELECOM, ADR                        372,600            7,764,984
    POHANG IRON & STEEL (POSCO)                24,100            1,661,425
    SAMSUNG ELECTRONICS AMERICA                63,699            8,560,633

See Notes to Financial Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
SOUTH KOREA - CONTINUED
    SAMSUNG FIRE & MARINE INSURANCE           168,660  $         5,291,038
    SK TELECOM                                 27,178            5,168,241
                                                       -------------------
      TOTAL SOUTH KOREA - (COST $31,986,088)                    32,254,231
                                                       -------------------
TAIWAN - 11.5%
    AMBIT MICROSYSTEMS                        501,000            2,011,261
    ASUSTEK COMPUTER                        1,360,000            4,651,594
    PREMIER IMAGE TECHNOLOGY                1,751,000            2,344,817
    TAIPEI BANK                            10,553,400            5,506,122
    TAIWAN CELLULAR                         1,496,000            1,530,690
    TAIWAN SEMICONDUCTOR MANUFACTURING      3,581,794            6,333,027
    UNITED MICROELECTRONICS                 3,064,000            2,522,249
                                                       -------------------
      TOTAL TAIWAN - (COST $25,547,995)                         24,899,760
                                                       -------------------
THAILAND - 3.2%
    ADVANCED INFO SERVICE                   2,058,000            1,910,244
    BANGKOK BANK*                           5,385,600            5,089,278
                                                       -------------------
      TOTAL THAILAND - (COST $7,782,588)                         6,999,522
                                                       -------------------

TOTAL COMMON STOCKS - (COST $228,769,425)+                     213,537,416
                                                       -------------------
                                           PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 1.7%
    STATE STREET BANK AND TRUST, 1.500%,
      11/01/2001 (a)                      $ 3,617,000            3,617,000
                                                       -------------------

TOTAL SHORT TERM INVESTMENT - (COST $3,617,000)                  3,617,000
                                                       -------------------

TOTAL INVESTMENTS - (COST $232,386,425) - 100.3%               217,154,416
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - (0.3)%                                            (667,837)
                                                       -------------------
NET ASSETS - 100.0%                                    $       216,486,579
                                                       ===================

*    Non-income producing security.
(a) The repurchase agreement, dated 10/31/2001, $3,617,000 par due 11/1/2001, is collateralized by United States Treasury Notes, 6.25% due 6/30/2002 with a market value of $3,691,600.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Automobiles 1.5%, Banks 22.4%, Breweries 4.4%, Commercial Services 4.9%, Computers 3.1%, Conglomerates 2.5%, Diversified 5.0%, Electric Utilities 5.7%, Electronics 5.1%, Entertainment 1.4%, Financial Services 6.1%, Insurance 4.7%, Mining 3.3%, Oil & Gas 7.0%, Photography 1.1%, Publishing 2.4%, Real Estate 4.0%, Semi-Conductor Manufacturing Equipment 2.9%, Steel 0.8%, Telecommunications 10.3%.

ADR  American Depositary Receipts

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - 87.5%
AFRICA - 34.6%
  SOUTH AFRICA - 34.6%
    ANGLO AMERICAN                            255,338  $         3,290,128
    ANGLO AMERICAN PLATINUM                    28,289              923,877
    BARLOWORLD                                380,000            2,005,288
    BoE                                     4,585,000            1,797,649
    GOLD FIELDS                               190,000              851,643
    ISCOR*                                    295,000              965,927
    SANLAM                                  3,500,000            3,263,732
    SASOL                                     290,000            2,529,074
    STANDARD BANK INVESTMENT                  325,000            1,067,600
                                                       -------------------
      TOTAL SOUTH AFRICA - (COST $19,339,706)                   16,694,918
                                                       -------------------

TOTAL AFRICA - (COST $19,339,706)                               16,694,918
                                                       -------------------
EUROPE - 38.5%
  CROATIA - 1.4%
    PLIVA D.D., GDR                            83,500              697,225
                                                       -------------------
      TOTAL CROATIA - (COST $1,302,862)                            697,225
                                                       -------------------
  CZECH REPUBLIC - 1.2%
    CESKE RADIOKOMUNIKACE, GDR                 65,360              555,560
                                                       -------------------
      TOTAL CZECH REPUBLIC - (COST $2,131,221)                     555,560
                                                       -------------------
  GREECE - 1.1%
    STET HELLAS TELECOMMUNICATIONS, ADR*      119,500              507,875
                                                       -------------------
      TOTAL GREECE - (COST $2,285,156)                             507,875
                                                       -------------------
  HUNGARY - 6.1%
    GEDEON RICHTER, GDR, 144A                  18,500            1,001,312
    MATAV, ADR                                 59,600              926,780
    OTP BANK, GDR, 144A                        19,200            1,007,040
                                                       -------------------
      TOTAL HUNGARY - (COST $3,127,767)                          2,935,132
                                                       -------------------
  POLAND - 7.3%
    DEBICA                                     94,000              735,632
    POLSKI KONCERN NAFTOWY ORLEN, GDR,
      144A                                    205,000            1,863,450
    POWSZECHNY BANK KREDYTOWY, GDR, 144A       40,000              930,000
                                                       -------------------
      TOTAL POLAND - (COST $3,576,304)                           3,529,082
                                                       -------------------
  RUSSIA - 16.1%
    AO VIMPELCOM, ADR*                         69,000            1,366,200
    LUKOIL HOLDINGS, ADR                       54,300            2,400,060
    SURGUTNEFTEGAZ, ADR                       127,300            1,623,075
    YUKOS, ADR                                 42,000            2,354,520
                                                       -------------------
      TOTAL RUSSIA - (COST $6,424,315)                           7,743,855
                                                       -------------------

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
EUROPE - CONTINUED
  TURKEY - 5.3%
    EREGLI DEMIR VE CELIK FABRIKALARI
      TAS (ERDEMIR)#                       78,000,000  $           782,445
    TUPRAS                                270,000,000            1,777,430
                                                       -------------------
      TOTAL TURKEY - (COST $3,627,351)                           2,559,875
                                                       -------------------

TOTAL EUROPE - (COST $22,474,976)                               18,528,604
                                                       -------------------
MIDDLE EAST - 14.4%
  EGYPT - 2.7%
    COMMERCIAL INTERNATIONAL BANK             117,823              901,016
    EFG HERMES HOLDING, GDR, 144A              83,863              308,196
    INTERNATIONAL FOODS*# (c)                  14,800              108,735
                                                       -------------------
      TOTAL EGYPT - (COST $2,600,617)                            1,317,947
                                                       -------------------
  ISRAEL - 8.8%
    CHECK POINT SOFTWARE TECHNOLOGIES*         65,250            1,926,180
    TEVA PHARMACEUTICAL INDUSTRIES, ADR        37,300            2,305,140
                                                       -------------------
      TOTAL ISRAEL - (COST $4,407,848)                           4,231,320
                                                       -------------------
  INVESTMENT COMPANIES - 2.9%
    NEAR EAST OPPORTUNITIES FUND (a)(d)       500,000            1,383,000
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $1,383,000)             1,383,000
                                                       -------------------

TOTAL MIDDLE EAST - (COST $8,391,465)                            6,932,267
                                                       -------------------

TOTAL COMMON STOCKS - (COST $50,206,147)+                       42,155,789
                                                       -------------------

                                          PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 11.9%
    STATE STREET BANK AND TRUST, 1.500%,
      11/01/2001 (b)                      $5,737,000            5,737,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $5,737,000)                 5,737,000
                                                      -------------------

TOTAL INVESTMENTS - (COST $55,943,147) - 99.4%                 47,892,789
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 0.6%                                              293,105
                                                      -------------------
NET ASSETS - 100.0%                                   $        48,185,894
                                                      ===================

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie, Inc., provides investment management services to the Near East opportunities Fund. Martin Currie, Inc., does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) The repurchase agreement, dated 10/31/2001, $5,737,000 par due 11/1/2001, is collateralized by United States Treasury Bonds, 6.875% due 8/15/2025 with a market value of $5,851,873.
(c)  Valued by management.
(d)  Fund is in liquidation.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Banks 11.8%, Broadcasting 1.2%, Computer Services 4.0%, Diversified 4.2%, Drugs & Health Care 8.3%, Financial Services 0.6%, Food & Beverages 0.2%, Insurance 6.8%, Investment Companies 2.9%, Mining 10.5%, Oil Integrated 18.5%, Oil - Refining and Marketing 7.6%, Steel 3.6%, Telecommunications 5.8%, Tires & Rubber 1.5%.

ADR  American Depositary Receipts
GDR  GDR Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2001 (Unaudited)

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCKS AND CONVERTIBLE BONDS - 98.4%
COMMON STOCKS - 94.2%
    ADERANS                                     87,000  $         3,123,750
    AEON CREDIT SERVICE                         47,400            2,784,936
    AIDA ENGINEERING                           260,000              746,828
    AISIN SEIKI                                 88,000            1,087,927
    ALPHA SYSTEMS                               13,600              710,270
    ALPINE ELECTRONICS                          86,000              807,050
    ALTECH#                                    101,200              850,594
    ARRK                                         9,000              331,225
    ASIA SECURITIES PRINTING#                  132,000            1,152,556
    C TWO NETWORK                               16,100              597,780
    C TWO NETWORK*                               8,050              298,890
    C. UYEMURA & COMPANY                        34,000              387,319
    CAPCOM                                     133,000            3,635,807
    CAWACHI                                     15,000              862,948
    CIRCLE K JAPAN                              92,856            2,561,127
    COSEL                                       84,000            1,384,634
    DAIEI OMC*                                 109,000              395,814
    DAIWA LOGISTICS#                           143,800              551,520
    DOUTOR COFFEE                               22,900            1,339,859
    DYDO DRINCO*                                10,000              200,743
    EIDEN#                                     232,000            1,079,114
    FUJI HEAVY INDUSTRIES                      225,000            1,099,800
    FUJI SEAL                                   46,100            1,655,229
    FUJI SOFT ABC                               67,000            2,810,233
    FUJI TELEVISION NETWORK                        403            1,756,106
    FUKUDA DENSHI                               25,000              693,623
    FULLCAST                                       330            1,421,845
    GOODWILL GROUP                                 344              971,268
    HAKUTO                                      89,100            1,157,511
    HIBIYA ENGINEERING                          42,000              236,485
    HIROSE ELECTRIC                             30,200            2,213,032
    HIS                                         91,900            1,349,871
    HITACHI METALS                             302,000              835,432
    HOKUTO                                      25,200            1,089,885
    INTERNATIONAL TRADING                       54,200            2,034,518
    JAPAN MEDICAL DYNAMIC MARKETING             39,200            1,183,565
    JGC                                        250,000            1,774,858
    JSR                                        250,000            1,525,970
    KAWASUMI LABORATORIES                      108,000            1,101,636
    KISSEI PHARMACEUTICAL                       99,000            1,484,859
    KOKUSAI SECURITIES                         170,000            1,061,243
    KYOTO KIMONO YUZEN#                            282              941,189
    KYOTO KIMONO YUZEN*                            141              470,594

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCKS AND CONVERTIBLE BONDS - CONTINUED
COMMON STOCKS - CONTINUED
    MABUCHI MOTOR                               16,800  $         1,384,634
    MAEZAWA KYUSO INDUSTRIES                    19,000              124,811
    MATSUMOTOKIYOSHI                            33,200            1,387,115
    MEITEC                                     100,800            2,632,176
    MORI SEIKI                                 100,000              687,095
    MOSHI MOSHI HOTLINE                         12,100            1,204,619
    NAMCO                                       87,000            1,590,273
    NIPPON BROADCASTING SYSTEM                  45,000            1,450,488
    NIPPON KONPO UNYU SOKO                     186,000            1,359,958
    NIPPON SYSTEM DEVELOPMENT                   36,200            1,858,077
    NISHIO RENT ALL                            103,000              621,976
    NISSHIN FUDOSAN                             85,000              957,199
    NISSHIN FUDOSAN*                            25,000              265,209
    NISSIN                                      54,000              949,610
    NITTO DENKO                                 74,353            1,262,020
    NORITZ                                     126,000            1,249,255
    OBIC                                         7,100            1,564,323
    OSAKA GAS                                  543,000            1,639,479
    OSG                                        240,000              851,932
    PCA                                         30,500              230,222
    RYOSAN                                      58,000              753,486
    SANTEN PHARMACEUTICAL                      124,000            1,837,562
    SANYO ELECTRIC CREDIT                       88,900            2,575,340
    SANYO SHIPAN FINANCE                        72,000            2,062,263
    SATO                                        23,200              602,032
    SODICK                                     137,000              337,623
    SORUN                                      101,000            1,083,806
    STAR MICRONICS                             105,000              742,013
    TAIYO YUDEN                                    950               12,838
    TDC SOFTWARE#                               71,280            1,366,910
    TENMA                                       61,000              781,011
    TERUMO                                      83,000            1,371,537
    TIS                                         44,500            1,194,704
    TOPPAN FORMS                                32,500              636,501
    TOWA                                        71,000              481,464
    TSUBAKIMOTO CHAIN                          237,000              531,845
    USS                                         49,500            1,724,795
    WAKITA & COMPANY                           125,000              300,910
    YOSHIMOTO KOGYO                             69,000              636,256
    YUSEN AIR & SEA SERVICE                     84,000              589,498
                                                        -------------------
TOTAL COMMON STOCKS - (COST $106,296,952)                        96,652,308
                                                        -------------------

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                    OCTOBER 31, 2001 (Unaudited)

                                           PRINCIPAL
                                             AMOUNT            VALUE
                                             ------            -----
CONVERTIBLE BONDS - 4.2%
    ARC LAND SAKAMOTO, 0.125%, 2/20/2004   Y   850,000  $           545,772
    ASAHI DENKA KOGYO, 0.00%,
      3/31/2006 (a)                       Y140,000,000            1,212,126
    USS, 0.00%, 6/29/2006 (a)             Y 15,000,000              127,667
    VENTURE LINK, 0.00%, 11/30/2004 (a)   Y270,000,000            2,456,649
                                                        -------------------
      TOTAL CONVERTIBLE BONDS - (COST $4,160,775)                 4,342,214
                                                        -------------------

TOTAL COMMON STOCKS AND CONVERTIBLE BONDS - (COST
  $110,457,727)+                                                100,994,522
                                                        -------------------

TOTAL INVESTMENTS - (COST $110,457,727) - 98.4%                 100,994,522
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 1.6%                                              1,592,070
                                                        -------------------
NET ASSETS - 100.0%                                     $       102,586,592
                                                        ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)  Zero coupon bond.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Auto Parts 2.7%, Broadcasting 3.1%, Chemicals 1.6%, Commercial Services 7.1%, Computer Services 1.1%, Computer Software 9.1%, Computers & Business Equipment 5.9%, Construction and Building Materials 0.3%, Cosmetics & Toiletries 3.0%, Diversified 6.1%, Drugs & Health Care 7.5%, Electrical Equipment 3.5%, Electronics 5.3%, Financial Services 9.6%, Food & Beverages 3.4%, Industrial Machinery 2.2%, Lease Rental Obligations 1.8%, Leisure Time 1.6%, Manufacturing 0.4%, Metals 0.8%, Plastics 3.9%, Printing 2.3%, Retail 4.1%, Retail Trade 7.3%, Semi-Conductor Manufacturing Equipment 0.5%, Software 0.2%, Transportation 2.4%, Utilities 1.6%.
Y    Reflected at par and denominated in Japanese yen.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                              STATEMENTS OF ASSETS & LIABILITIES
                                                    OCTOBER 31, 2001 (Unaudited)

                                  MCBT               MCBT              MCBT              MCBT              MCBT
                           OPPORTUNISTIC EAFE  GLOBAL EMERGING     ASIA PACIFIC          EMEA          JAPAN SMALL
                                  FUND           MARKETS FUND     EX JAPAN FUND          FUND         COMPANIES FUND
                           ------------------  ----------------  ----------------  ----------------  ----------------
ASSETS
  Investment in
    securities, at value
    (Note B)                $    130,890,502   $     92,104,709  $    213,537,416  $     42,155,789  $    100,994,522
  Investment in
    repurchase
    agreements, at value
    (Note B)                       3,275,000          5,430,000         3,617,000         5,737,000                 -
                            ----------------   ----------------  ----------------  ----------------  ----------------
    Total Investments            134,165,502         97,534,709       217,154,416        47,892,789       100,994,522
  Cash                                   346              4,460                96               424            60,166
  Foreign currency, at
    value (Note B)                 1,129,296            748,469         1,914,455           266,307         4,220,074
  Receivable for
    investments sold               1,723,535            398,954                 -                 -           603,881
  Unrealized appreciation
    on spot contracts                  2,625                  -                 -               331                 -
  Dividend and interest
    receivable                       157,364            166,913            65,843           414,569           246,705
  Foreign tax reclaims
    receivable                       111,511              1,143                 -                 -                 -
  Prepaid expenses                     7,875              5,062            11,276             3,261             5,655
  Deferred organization
    expense                                -                720                 -                 -                 -
                            ----------------   ----------------  ----------------  ----------------  ----------------
    TOTAL ASSETS                 137,298,054         98,860,430       219,146,086        48,577,681       106,131,003
                            ----------------   ----------------  ----------------  ----------------  ----------------
LIABILITIES
  Payable for investments
    purchased                        266,388                  -         1,725,375           105,365         3,225,016
  Unrealized depreciation
    on spot contracts                      -                  -             5,502                 -                 -
  Management fee payable
    (Note C)                         275,066            224,662           842,762           242,092           267,722
  Administration fee
    payable (Note C)                   5,492              6,383            15,323             3,018             8,693
  Trustees fees payable
    (Note C)                           4,234              2,799             5,692             1,316                 -
  Deferred country taxes
    payable (Note B)                       -              1,654               429                 -                 -
  Accrued expenses and
    other liabilities                 52,099             57,188            64,424            39,996            42,980
                            ----------------   ----------------  ----------------  ----------------  ----------------
    TOTAL LIABILITIES                603,279            292,686         2,659,507           391,787         3,544,411
                            ----------------   ----------------  ----------------  ----------------  ----------------
TOTAL NET ASSETS            $    136,694,775   $     98,567,744  $    216,486,579  $     48,185,894  $    102,586,592
                            ================   ================  ================  ================  ================
COMPOSITION OF NET ASSETS
  Paid-in-capital           $    179,094,660   $    154,446,559  $    324,500,458  $    101,126,915  $    127,720,654
  Undistributed/(Overdistributed)
    net investment income            783,246           (572,125)        1,000,668         1,312,975        (2,339,963)
  Accumulated net
    realized loss on
    investment and
    foreign currency
    transactions                 (31,120,809)       (47,076,925)      (93,784,861)      (46,201,927)      (13,285,136)
  Net unrealized
    depreciation on
    investments and
    foreign currency
    translations                 (12,062,322)        (8,229,765)      (15,229,686)       (8,052,069)       (9,508,963)
                            ----------------   ----------------  ----------------  ----------------  ----------------
TOTAL NET ASSETS            $    136,694,775   $     98,567,744  $    216,486,579  $     48,185,894  $    102,586,592
                            ================   ================  ================  ================  ================
SHARES OF BENEFICIAL
  INTEREST OUTSTANDING            14,981,628         19,816,936       120,112,610         9,325,785        12,334,538
NET ASSET VALUE PER SHARE   $           9.12   $           4.97  $           1.80  $           5.17  $           8.32

Identified cost of
  investments               $    146,223,391   $    105,763,215  $    232,386,425  $     55,943,147  $    110,457,727
Cost of foreign currency    $      1,123,186   $        747,822  $      1,913,595  $        267,561  $      4,262,929

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                   SIX MONTHS ENDED OCTOBER 31, 2001 (Unaudited)

                                  MCBT                MCBT               MCBT              MCBT              MCBT
                           OPPORTUNISTIC EAFE    GLOBAL EMERGING     ASIA PACIFIC          EMEA          JAPAN SMALL
                                  FUND            MARKETS FUND      EX JAPAN FUND          FUND         COMPANIES FUND
                           ------------------    ---------------    --------------    --------------    --------------
INVESTMENT INCOME
  Interest income            $       39,167      $       53,828     $      147,895    $       55,635    $       25,467
  Dividend income                 1,769,429           1,866,636          3,957,781         2,448,945           360,319
  Foreign taxes withheld           (178,428)           (283,209)          (524,991)         (272,619)          (55,159)
                             --------------      --------------     --------------    --------------    --------------
    TOTAL INVESTMENT
      INCOME                      1,630,168           1,637,255          3,580,685         2,231,961           330,627
                             --------------      --------------     --------------    --------------    --------------
EXPENSES
  Management
    fees (Note C)                   594,593             426,355          1,949,088           528,121           580,087
  Custodian fees                     98,259             113,923            181,254            45,013            67,429
  Administration
    fees (Note C)                    63,568              44,042             88,278            28,166            46,117
  Audit fees                         12,018              12,836             12,001            13,198            13,210
  Legal fees                         18,247              10,636             26,360             7,702             7,835
  Transfer agent fees                 3,530               3,162              3,606             3,369             3,521
  Trustees
    fees (Note C)                     8,612               3,869             12,429             4,170             2,912
  Amortization of
    deferred organization
    expenses (Note B)                     -               1,264                  -                 -                 -
  Miscellaneous expenses             13,341               8,423             17,920             6,465             8,798
                             --------------      --------------     --------------    --------------    --------------
    TOTAL EXPENSES                  812,168             624,510          2,290,936           636,204           729,909
                             --------------      --------------     --------------    --------------    --------------
NET INVESTMENT INCOME
  (LOSS)                            818,000           1,012,745          1,289,749         1,595,757          (399,282)
                             --------------      --------------     --------------    --------------    --------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized loss on
    investments                 (22,888,637)         (7,947,376)       (28,716,691)(a)    (10,539,175)      (3,942,105)
  Net realized loss on
    foreign currency
    transactions                   (660,725)           (503,442)        (1,009,970)         (452,206)       (1,067,801)
  Net change in
    unrealized
    appreciation /
    depreciation on:
    Investments                 (13,117,036)        (10,040,568)       (14,052,189)       (2,188,303)       (6,142,614)
    Foreign currency
      translations                  202,416              71,923            119,844           167,579           234,778
                             --------------      --------------     --------------    --------------    --------------
NET LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY
  TRANSACTIONS                  (36,463,982)        (18,419,463)       (43,659,006)      (13,012,105)      (10,917,742)
                             --------------      --------------     --------------    --------------    --------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS     $  (35,645,982)     $  (17,406,718)    $  (42,369,257)   $  (11,416,348)   $  (11,317,024)
                             ==============      ==============     ==============    ==============    ==============

(a)  Net of foreign taxes paid of $10,183.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                MCBT OPPORTUNISTIC                   MCBT GLOBAL EMERGING
                                                    EAFE FUND                            MARKETS FUND
                                        ----------------------------------    ----------------------------------
                                        SIX MONTHS ENDED         YEAR         SIX MONTHS ENDED         YEAR
                                        OCTOBER 31, 2001        ENDED         OCTOBER 31, 2001        ENDED
                                          (UNAUDITED)       APRIL 30, 2001      (UNAUDITED)       APRIL 30, 2001
                                        ----------------    --------------    ----------------    --------------
NET ASSETS, beginning of period           $ 201,920,742     $ 261,771,264       $ 115,974,462     $ 166,388,245
                                          -------------     -------------       -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                  818,000           748,236           1,012,745         1,197,585
  Net realized loss on investment
    transactions                            (22,888,637)       (1,839,605)         (7,947,376)      (36,842,320)
  Net realized gain (loss) on
    foreign currency transactions              (660,725)          721,743            (503,442)         (655,555)
  Net change in unrealized
    appreciation (depreciation) on:
    Investments                             (13,117,036)      (56,949,557)        (10,040,568)      (14,060,522)
    Foreign currency translations               202,416          (209,941)             71,923           (52,971)
                                          -------------     -------------       -------------     -------------
  Net decrease in net assets from
    operations                              (35,645,982)      (57,529,124)        (17,406,718)      (50,413,783)
                                          -------------     -------------       -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               -          (239,207)                  -                 -
  In excess of net investment income                  -          (671,529)                  -        (1,700,495)
  Return of capital                                   -          (220,428)                  -                 -
  Net realized gains                                  -        (6,375,695)                  -                 -
  In excess of net realized gains                     -        (6,934,673)                  -       (16,081,964)
                                          -------------     -------------       -------------     -------------
  Total distributions                                 -       (14,441,532)                  -       (17,782,459)
                                          -------------     -------------       -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares           1,000,000        12,314,741                   -                 -
  Reinvestment of dividends and
    distributions to shareholders                     -        13,057,576                   -        17,782,459
  Cost of shares repurchased                (30,579,985)      (13,260,191)                  -                 -
  Paid in capital from subscription
    and redemption fees                               -             8,008                   -                 -
                                          -------------     -------------       -------------     -------------
  Total increase (decrease) in net
    assets from capital share
    transactions                            (29,579,985)       12,120,134                   -        17,782,459
                                          -------------     -------------       -------------     -------------
NET DECREASE IN NET ASSETS                  (65,225,967)      (59,850,522)        (17,406,718)      (50,413,783)
                                          -------------     -------------       -------------     -------------
NET ASSETS, end of period                 $ 136,694,775     $ 201,920,742       $  98,567,744     $ 115,974,462
                                          =============     =============       =============     =============
    Undistributed/(Overdistributed)
      net investment income               $     783,246     $     (34,754)      $    (572,125)    $  (1,584,870)
                                          -------------     -------------       -------------     -------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                   107,066           892,232                   -                 -
  Shares issued in reinvestment of
    distributions to shareholders                     -         1,072,051                   -         2,973,656
  Less shares repurchased                    (3,193,558)         (978,009)                  -                 -
                                          -------------     -------------       -------------     -------------
  Net share transactions                     (3,086,492)          986,274                   -         2,973,656
                                          =============     =============       =============     =============

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                MCBT ASIA PACIFIC
                                                  EX JAPAN FUND                         MCBT EMEA FUND
                                        ----------------------------------    ----------------------------------
                                        SIX MONTHS ENDED         YEAR         SIX MONTHS ENDED         YEAR
                                        OCTOBER 31, 2001        ENDED         OCTOBER 31, 2001        ENDED
                                          (UNAUDITED)       APRIL 30, 2001      (UNAUDITED)       APRIL 30, 2001
                                        ----------------    --------------    ----------------    --------------
NET ASSETS, beginning of period           $ 304,882,974     $ 375,444,715       $  81,779,983     $ 107,248,151
                                          -------------     -------------       -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                1,289,749          (600,924)          1,595,757           187,812
  Net realized loss on investment
    transactions                            (28,716,691)      (19,618,773)        (10,539,175)      (34,816,119)
  Net realized gain (loss) on
    foreign currency transactions            (1,009,970)       (1,176,600)           (452,206)         (366,403)
  Net change in unrealized
    appreciation (depreciation) on:
    Investments                             (14,052,189)      (24,677,602)         (2,188,303)       (9,848,887)
    Foreign currency translations               119,844            (5,943)            167,579          (172,329)
                                          -------------     -------------       -------------     -------------
  Net decrease in net assets from
    operations                              (42,369,257)      (46,079,842)        (11,416,348)      (45,015,926)
                                          -------------     -------------       -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               -                 -                   -                 -
  In excess of net investment income                  -                 -                   -          (468,410)
  Return of capital                                   -                 -                   -                 -
  Net realized gains                                  -                 -                   -                 -
  In excess of net realized gains                     -                 -                   -        (9,751,650)
                                          -------------     -------------       -------------     -------------
  Total distributions                                 -                 -                   -       (10,220,060)
                                          -------------     -------------       -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares          10,858,909       151,818,225             122,667        21,489,615
  Reinvestment of dividends and
    distributions to shareholders                     -                 -                   -        10,195,039
  Cost of shares repurchased                (56,886,047)     (176,300,124)        (22,300,408)       (1,916,836)
  Paid in capital from subscription
    and redemption fees                               -                 -                   -                 -
                                          -------------     -------------       -------------     -------------
  Total increase (decrease) in net
    assets from capital share
    transactions                            (46,027,138)      (24,481,899)        (22,177,741)       29,767,818
                                          -------------     -------------       -------------     -------------
NET DECREASE IN NET ASSETS                  (88,396,395)      (70,561,741)        (33,594,089)      (25,468,168)
                                          -------------     -------------       -------------     -------------
NET ASSETS, end of period                 $ 216,486,579     $ 304,882,974       $  48,185,894     $  81,779,983
                                          =============     =============       =============     =============
    Undistributed/(Overdistributed)
      net investment income               $   1,000,668     $    (289,081)      $   1,312,975     $    (282,782)
                                          -------------     -------------       -------------     -------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 5,972,110        66,064,107              20,915         2,342,868
  Shares issued in reinvestment of
    distributions to shareholders                     -                 -                   -         1,523,922
  Less shares repurchased                   (27,452,458)      (71,157,564)         (4,235,246)         (306,372)
                                          -------------     -------------       -------------     -------------
  Net share transactions                    (21,480,348)       (5,093,457)         (4,214,331)        3,560,418
                                          =============     =============       =============     =============

                                               MCBT JAPAN SMALL
                                                COMPANIES FUND
                                      ----------------------------------
                                      SIX MONTHS ENDED         YEAR
                                      OCTOBER 31, 2001        ENDED
                                        (UNAUDITED)       APRIL 30, 2001
                                      ----------------    --------------
NET ASSETS, beginning of period         $ 129,920,151     $ 149,821,497
                                        -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)               (399,282)         (558,970)
  Net realized loss on investment
    transactions                           (3,942,105)       (2,033,408)
  Net realized gain (loss) on
    foreign currency transactions          (1,067,801)          926,106
  Net change in unrealized
    appreciation (depreciation) on:
    Investments                            (6,142,614)      (41,083,700)
    Foreign currency translations             234,778          (259,381)
                                        -------------     -------------
  Net decrease in net assets from
    operations                            (11,317,024)      (43,009,353)
                                        -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             -                 -
  In excess of net investment income                -                 -
  Return of capital                                 -                 -
  Net realized gains                                -       (11,566,022)
  In excess of net realized gains                   -        (8,769,376)
                                        -------------     -------------
  Total distributions                               -       (20,335,398)
                                        -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares           476,678        37,741,722
  Reinvestment of dividends and
    distributions to shareholders                   -        20,335,398
  Cost of shares repurchased              (16,493,213)      (14,633,715)
  Paid in capital from subscription
    and redemption fees                             -                 -
                                        -------------     -------------
  Total increase (decrease) in net
    assets from capital share
    transactions                          (16,016,535)       43,443,405
                                        -------------     -------------
NET DECREASE IN NET ASSETS                (27,333,559)      (19,901,346)
                                        -------------     -------------
NET ASSETS, end of period               $ 102,586,592     $ 129,920,151
                                        =============     =============
    Undistributed/(Overdistributed)
      net investment income             $  (2,339,963)    $  (1,940,681)
                                        -------------     -------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                  55,958         2,827,309
  Shares issued in reinvestment of
    distributions to shareholders                   -         2,200,800
  Less shares repurchased                  (1,746,260)       (1,228,409)
                                        -------------     -------------
  Net share transactions                   (1,690,302)        3,799,700
                                        =============     =============

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                              SIX MONTHS
                                ENDED             YEAR            YEAR            YEAR            YEAR            YEAR
                           OCTOBER 31, 2001      ENDED           ENDED           ENDED           ENDED           ENDED
                             (UNAUDITED)     APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998  APRIL 30, 1997
                           ----------------  --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period        $     11.180     $     15.320    $     13.490    $     13.310    $     11.320    $     11.250
                             ------------     ------------    ------------    ------------    ------------    ------------
Net investment income               0.054            0.047           0.101           0.192           0.095           0.134
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                     (2.114)          (3.336)          2.889           0.786           2.462           0.286
                             ------------     ------------    ------------    ------------    ------------    ------------
Total from investment
  operations                       (2.060)          (3.289)          2.990           0.978           2.557           0.420
                             ------------     ------------    ------------    ------------    ------------    ------------
Less distributions:
  Net investment income             0.000           (0.014)         (0.203)         (0.106)         (0.153)         (0.229)
  In excess of net
    investment income               0.000           (0.040)         (0.023)          0.000           0.000          (0.127)
  Return of capital                 0.000           (0.013)          0.000           0.000           0.000           0.000
  Net realized gains                0.000           (0.376)         (0.952)         (0.728)         (0.422)          0.000
  In excess of net
    realized gains                  0.000           (0.408)          0.000           0.000           0.000           0.000
                             ------------     ------------    ------------    ------------    ------------    ------------
Total distributions                 0.000           (0.851)         (1.178)         (0.834)         (0.575)         (0.356)
                             ------------     ------------    ------------    ------------    ------------    ------------
Paid-in capital from
  subscription and
  redemption fees (Note
  B)                                0.000            0.000*          0.018           0.036           0.008           0.006
                             ------------     ------------    ------------    ------------    ------------    ------------
Net asset value, end of
  period                     $      9.120     $     11.180    $     15.320    $     13.490    $     13.310    $     11.320
                             ------------     ------------    ------------    ------------    ------------    ------------
TOTAL INVESTMENT RETURN
  (1) (2)                        (18.43)%         (21.93)%          21.66%           7.92%          23.33%           3.85%
                             ============     ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period    $136,694,775     $201,920,742    $261,771,264    $213,865,065    $159,362,284    $120,649,807
Operating expenses, net,
  to average net assets
  (Note C)                       0.96%(3)            0.91%           0.92%           0.96%           0.96%           0.98%
Operating expenses,
  gross, to average net
  assets (Note C)                0.96%(3)            0.91%           0.92%           0.96%           0.96%           0.98%
Net investment income to
  average net assets             0.96%(3)            0.32%           0.89%           0.85%           1.08%           0.90%
Portfolio turnover rate
  (3)                                 29%              66%             71%             82%             63%             49%
---------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
*    Amount rounds to less than $0.001.

See Notes to Financials Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                           SIX MONTHS
                                             ENDED                YEAR                 YEAR
                                        OCTOBER 31, 2001          ENDED                ENDED
                                          (UNAUDITED)       APRIL 30, 2001(4)    APRIL 30, 2000(4)
                                        ----------------    -----------------    -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $       5.850       $       9.880        $       8.010
                                          -------------       -------------        -------------
Net investment income                             0.051               0.067                0.030
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          (0.931)             (3.041)               1.964
                                          -------------       -------------        -------------
Total from investment operations                 (0.880)             (2.974)               1.994
                                          -------------       -------------        -------------
Less distributions:
  Net investment income                           0.000               0.000                0.000
  In excess of net investment income              0.000              (0.101)               0.000
  Net realized gains                              0.000               0.000               (0.124)
  In excess of net realized gains                 0.000              (0.955)               0.000
                                          -------------       -------------        -------------
Total distributions                               0.000              (1.056)              (0.124)
                                          -------------       -------------        -------------
Paid-in capital from subscription
  and redemption fees (Note B)                    0.000               0.000                0.000
                                          -------------       -------------        -------------
Net asset value, end of period            $       4.970       $       5.850        $       9.880
                                          =============       =============        =============
TOTAL INVESTMENT RETURN (1) (2)                (15.19)%            (30.34)%               25.00%
                                          =============       =============        =============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                 $  98,567,744       $ 115,974,462        $ 166,388,245
Operating expenses, net, to average
  net assets (Note C)                          1.13%(3)               1.05%                1.07%
Operating expenses, gross, to
  average net assets (Note C)                  1.13%(3)               1.05%                1.07%
Net investment income to average net
  assets                                       1.84%(3)               0.86%                0.32%
Portfolio turnover rate (2)                         73%                195%                 146%
--------------------------------------------------------------------------------------------------


                                           YEAR              YEAR         FEBRUARY 14, 1997*
                                          ENDED             ENDED              THROUGH
                                      APRIL 30, 1999    APRIL 30, 1998      APRIL 30, 1997
                                      --------------    --------------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period  $       8.990     $      10.020        $      10.000
                                      -------------     -------------        -------------
Net investment income                         0.081             0.004                0.055
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                      (1.016)           (0.883)              (0.035)
                                      -------------     -------------        -------------
Total from investment operations             (0.935)           (0.879)               0.020
                                      -------------     -------------        -------------
Less distributions:
  Net investment income                      (0.012)           (0.086)               0.000
  In excess of net investment income         (0.033)           (0.053)               0.000
  Net realized gains                          0.000            (0.058)               0.000
  In excess of net realized gains             0.000             0.000                0.000
                                      -------------     -------------        -------------
Total distributions                          (0.045)           (0.197)               0.000
                                      -------------     -------------        -------------
Paid-in capital from subscription
  and redemption fees (Note B)                0.000             0.046                0.000
                                      -------------     -------------        -------------
Net asset value, end of period        $       8.010     $       8.990        $      10.020
                                      =============     =============        =============
TOTAL INVESTMENT RETURN (1) (2)            (10.26)%           (8.21)%                0.20%
                                      =============     =============        =============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period             $ 131,628,560     $  99,831,879        $  50,095,856
Operating expenses, net, to average
  net assets (Note C)                         1.12%             1.14%             1.33%(3)
Operating expenses, gross, to
  average net assets (Note C)                 1.12%             1.14%             1.33%(3)
Net investment income to average net
  assets                                      1.16%             0.98%             2.83%(3)
Portfolio turnover rate (2)                    140%               89%                   0%
------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                            SIX MONTHS
                              ENDED          YEAR          YEAR          YEAR         YEAR         YEAR
                           OCTOBER 31,      ENDED         ENDED         ENDED         ENDED        ENDED
                               2001       APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,    APRIL 30,
                           (UNAUDITED)       2001        2000(4)       1999(4)        1998        1997(4)
                           ------------  ------------  ------------  ------------  -----------  -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $      2.150  $      2.560  $      2.490  $      2.590  $     9.630  $    12.360
                           ------------  ------------  ------------  ------------  -----------  -----------
Net investment loss               0.010        (0.004)       (0.003)       (0.005)      (0.227)      (0.101)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                   (0.360)       (0.406)        0.073*       (0.095)      (6.871)      (2.503)
                           ------------  ------------  ------------  ------------  -----------  -----------
Total from investment
  operations                     (0.350)       (0.410)        0.070        (0.100)      (7.098)      (2.604)
                           ------------  ------------  ------------  ------------  -----------  -----------
Less distributions:
  In excess of net
    investment income             0.000         0.000         0.000         0.000        0.000       (0.009)
  In excess of net
    realized gains                0.000         0.000         0.000         0.000        0.000       (0.305)
                           ------------  ------------  ------------  ------------  -----------  -----------
Total distributions               0.000         0.000         0.000         0.000        0.000       (0.314)
                           ------------  ------------  ------------  ------------  -----------  -----------
Paid-in-capital from
  subscription and
  redemption fees (Note
  B)                              0.000         0.000         0.000         0.000        0.058        0.188
                           ------------  ------------  ------------  ------------  -----------  -----------
Net asset value, end of
  period                   $      1.800  $      2.150  $      2.560  $      2.490  $     2.590  $     9.630
                           ============  ============  ============  ============  ===========  ===========
TOTAL INVESTMENT
  RETURN (1) (2)               (16.28)%      (16.02)%         2.81%       (3.86)%     (73.10)%     (19.82)%
                           ============  ============  ============  ============  ===========  ===========
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period  $216,486,579  $304,882,974  $375,444,715  $199,723,978  $21,072,974  $84,384,554
Operating expenses, net,
  to average net assets
  (Note C)                      1.76%(3)        1.75%         1.72%         1.83%        2.00%        1.89%
Operating expenses,
  gross, to average net
  assets (Note C)               1.76%(3)        1.75%         1.72%         1.83%        2.23%        1.98%
Net investment
  income/(loss) to
  average net assets            0.99%(3)      (0.21)%       (0.12)%       (0.26)%      (0.09)%      (0.89)%
Portfolio turnover rate
  (2)                               72%          167%          114%          158%         162%         118%
Per share amount of fees
  waived (Note C)          $      0.000  $      0.000  $      0.000  $      0.000  $     0.552  $     0.011
-----------------------------------------------------------------------------------------------------------

* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to timing of sales of Fund shares in relation to the fluctuating market value of the investments.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The pershare amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                              SIX MONTHS
                                ENDED              YEAR               YEAR              YEAR        JUNE 25, 1997*
                           OCTOBER 31, 2001        ENDED              ENDED             ENDED           THROUGH
                             (UNAUDITED)     APRIL 30, 2001(4)  APRIL 30, 2000(4)  APRIL 30, 1999   APRIL 30, 1998
                           ----------------  -----------------  -----------------  ---------------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $        6.040    $       10.750     $        8.480    $       10.850   $       10.000
                            --------------    --------------     --------------    --------------   --------------
Net investment income                0.162             0.016              0.006             0.119            0.041
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                      (1.032)           (3.862)             2.319            (2.041)           0.887
                            --------------    --------------     --------------    --------------   --------------
Total from investment
  operations                        (0.870)           (3.846)             2.325            (1.922)           0.928
                            --------------    --------------     --------------    --------------   --------------
Less distributions:
  Net investment income              0.000             0.000              0.000            (0.112)          (0.020)
  In excess of net
    investment income                0.000            (0.040)             0.000            (0.046)           0.000
  Net realized gains                 0.000             0.000             (0.055)           (0.371)          (0.175)
  In excess of net
    realized gains                   0.000            (0.824)             0.000             0.000            0.000
                            --------------    --------------     --------------    --------------   --------------
Total distributions                  0.000            (0.864)            (0.055)           (0.529)          (0.195)
                            --------------    --------------     --------------    --------------   --------------
Paid-in-capital from
  subscription and
  redemption fees (Note
  B)                                 0.000             0.000              0.000             0.081            0.117
                            --------------    --------------     --------------    --------------   --------------
Net asset value, end of
  period                    $        5.170    $        6.040     $       10.750    $        8.480   $       10.850
                            ==============    ==============     ==============    ==============   ==============
TOTAL INVESTMENT
  RETURN (1) (2)                  (14.40)%          (36.56)%             27.44%          (16.20)%           10.71%
                            ==============    ==============     ==============    ==============   ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period   $   48,185,894    $   81,779,983     $  107,248,151    $   29,149,329   $   78,938,181
Operating expenses, net,
  to average net assets
  (Note C)                         1.81%(3)            1.71%              1.79%             2.13%          1.93%(3)
Operating expenses,
  gross, to average net
  assets (Note C)                  1.81%(3)            1.71%              1.79%             2.13%          1.93%(3)
Net investment income to
  average net assets               4.53%(3)            0.19%              0.06%             0.95%          0.84%(3)
Portfolio turnover
  rate (2)                             50%              109%               109%              117%              81%
-------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                              SIX MONTHS
                                ENDED             YEAR            YEAR            YEAR            YEAR            YEAR
                           OCTOBER 31, 2001      ENDED           ENDED           ENDED           ENDED           ENDED
                             (UNAUDITED)     APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998  APRIL 30, 1997
                           ----------------  --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $        9.260   $       14.650  $        9.290  $        6.460  $        7.720  $       10.770
                            --------------   --------------  --------------  --------------  --------------  --------------
Net investment income
  (loss)                            (0.051)          (0.016)         (0.095)          0.102          (0.005)         (0.027)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                      (0.889)          (3.645)          5.544           2.727          (1.189)         (2.384)
                            --------------   --------------  --------------  --------------  --------------  --------------
Total from investment
  operations                        (0.940)          (3.661)          5.449           2.829          (1.194)         (2.411)
                            --------------   --------------  --------------  --------------  --------------  --------------
Less distributions:
  Net investment income              0.000            0.000           0.000           0.000          (0.069)         (0.203)
  In excess of net
    investment income                0.000            0.000           0.000           0.000           0.000          (0.314)
  Return of capital                  0.000            0.000           0.000           0.000          (0.029)          0.000
  Net realized gains                 0.000           (0.983)         (0.089)          0.000           0.000          (0.100)
  In excess of net
    realized gains                   0.000           (0.746)          0.000           0.000           0.000          (0.040)
                            --------------   --------------  --------------  --------------  --------------  --------------
Total distributions                  0.000           (1.729)         (0.089)          0.000          (0.098)         (0.657)
                            --------------   --------------  --------------  --------------  --------------  --------------
Paid in capital from
  subscription and
  redemption fees
  (Note B)                           0.000            0.000           0.000           0.001           0.032           0.018
                            --------------   --------------  --------------  --------------  --------------  --------------
Net asset value, end of
  period                    $        8.320   $        9.260  $       14.650  $        9.290  $        6.460  $        7.720
                            ==============   ==============  ==============  ==============  ==============  ==============
TOTAL INVESTMENT
  RETURN (1) (2)                  (10.15)%         (24.96)%          58.55%          43.80%        (15.01)%        (22.69)%
                            ==============   ==============  ==============  ==============  ==============  ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period   $  102,586,592   $  129,920,151  $  149,821,497  $   81,800,071  $   57,506,372  $   66,748,656
Operating expenses, net,
  to average net assets
  (Note C)                        1.26%(3)            1.23%           1.21%           1.31%           1.29%           1.26%
Operating expenses,
  gross, to average net
  assets (Note C)                 1.26%(3)            1.23%           1.21%           1.31%           1.29%           1.26%
Net investment loss to
  average net assets            (0.69)%(3)          (0.39)%         (0.57)%         (0.34)%         (0.30)%         (0.41)%
Portfolio turnover rate
  (2)                                  39%              55%             37%             27%             26%             26%
---------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financials Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers five funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Asia Pacific ex Japan Fund (the "Asia Pacific Fund") (formerly "Emerging Asia Fund"), MCBT EMEA Fund (the "EMEA Fund") and MCBT Japan Small Companies Fund (the "Japan Small Companies Fund"), (each a "Fund" and collectively, the "Funds"). On April 5, 2000 the Trust's Board of Trustees authorized the creation of an additional Fund, the MCBT All Countries World ex U.S. Fund (the "All Countries Fund"), which has not commenced operations. On June 18, 2001 the Trust's Board of Trustees authorized the creation of an additional Fund, the MCBT Pan European Mid Cap Fund, which has also not commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Asia Pacific Fund, the EMEA Fund and the Japan Small Companies Fund commenced investment operations on July 1, 1994, February 14, 1997,
March 24, 1995, June 25, 1997 and August 15, 1994, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Funds, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At October 31, 2001, none of the Funds had open forward foreign currency exchange contracts.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and amortized on a straight line basis over a five year period starting on each Fund's commencement of operations. On all Funds, except the Global Emerging Markets Fund, these costs have been fully amortized.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. Effective through September 30, 1998, there was a purchase premium for cash investments into the Global Emerging Markets Fund, Asia Pacific Fund, EMEA Fund and the Japan Small Companies Fund of 1.00%, 1.75%, 1.25% and 1.00%, respectively, of the amount invested and a redemption fee on cash redemptions of 1.00%, 1.75%, 1.25% and 1.00%, respectively, of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the respective Fund and are recorded as paid-in capital by that Fund. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs were minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, all Funds except for the Opportunistic EAFE Fund eliminated all such fees. The Opportunistic EAFE Fund eliminated all such fees on June 28, 2000.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE C - AGREEMENTS AND FEES
The Trust has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited. Under the Management Contract, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

FUND                                                MANAGEMENT FEE
----                                                --------------
Opportunistic EAFE Fund                                     0.70%
Global Emerging Markets Fund                                0.80%
Asia Pacific Fund                                           1.50%*
EMEA Fund                                                   1.50%
Japan Small Companies Fund                                  1.00%

* Prior to September 20, 1996 the Investment Manager had voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets.

Prior to August 21, 2000, the Investment Manager voluntarily undertook to reduce its fee on the Opportunistic EAFE Fund, the Asia Pacific Fund and the Japan Small Companies Fund until further notice to the extent necessary to limit each Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes and extraordinary expenses) to 1.00%, 2.00% and 1.50%, respectively, of each Fund's average net assets on an annualized basis. For the year ended April 30, 1999 through the year ended April 30, 2001, it was not necessary for the Investment Manager to waive any of its fees. Effective August 21, 2000, the Investment Manager discontinued all fee reductions and expense limitations with respect to these Funds.

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The Plans authorize the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee).

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                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments, each Fund's purchases and sales of investments for the year ended October 31, 2001 were as follows:

FUND                                      COST OF PURCHASES  PROCEEDS FROM SALES
----                                      -----------------  -------------------
Opportunistic EAFE Fund                   $     46,968,740    $     79,328,409
Global Emerging Markets Fund                    76,326,880          77,095,795
Asia Pacific Fund                              176,398,276         193,397,408
EMEA Fund                                       31,994,540          52,552,777
Japan Small Companies Fund                      43,864,253          57,488,280

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2001 were as follows:

                                 IDENTIFIED        GROSS UNREALIZED       NET UNREALIZED
FUND                                COST      APPRECIATION  DEPRECIATION   DEPRECIATION
----                            ------------  ------------  ------------  --------------
Opportunistic EAFE Fund         $146,223,391  $ 6,182,525   $18,240,414    $(12,057,889)
Global Emerging Markets Fund     105,763,215    4,532,743    12,761,249      (8,228,506)
Asia Pacific Fund                232,386,425    3,985,721    19,217,730     (15,232,009)
EMEA Fund                         55,943,147    2,132,225    10,182,583      (8,050,358)
Japan Small Companies Fund       110,457,727    9,899,359    19,362,564      (9,463,205)

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2001 and the total percentage of shares of the Fund held by such shareholders:

                                          5% OR GREATER SHAREHOLDERS
                                          ---------------------------
FUND                                        NUMBER      % OF SHARES
----                                      ----------  ---------------
Opportunistic EAFE Fund                         6            62.83
Global Emerging Markets Fund                    1           100.00
Asia Pacific Fund                               3            69.45
EMEA Fund                                       3            81.33
Japan Small Companies Fund                      3            63.10

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on

                                       44
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                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)

repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - SUBSEQUENT EVENTS
On November 26, 2001 the Trust's Board of Trustees authorized a plan of reorganization whereby all the assets and liabilities of the MCBT Asia Pacific ex Japan Fund and the MCBT EMEA Fund would be merged into the MCBT Global Emerging Markets Fund. The transfer of assets to the MCBT Global Emerging Markets Fund would be in exchange for a number of shares of MCBT Global Emerging Markets Fund having a net asset value equal to the assets and liabilities of the MCBT Asia Pacific ex Japan Fund and the MCBT EMEA Fund and for the assumption of all liabilities of the MCBT Asia Pacific ex Japan Fund and the MCBT EMEA Fund by the MCBT Global Emerging Markets Fund. This transaction subsequently took place on December 14, 2001.

                                       45